AMENDED AND RESTATED BYLAWS

OF

PEGASYSTEMS INC.

(effective as of June 2, 2005)

ARTICLE I
Section 1.
Section 2.
Section 3.
Section 4.
Section 5.
Section 6.
Section 7.
Section 8.
Section 9.
Section 10.
Section 11.
Section 12.
Section 13.
Section 14.
ARTICLE II
Section 1.
Section 2.
Section 3.
Section 4.
Section 5.
Section 6.
Section 7.
Section 8.
Section 9.
Section 10.
Section 11.
Section 12.
Section 13.
Section 14.
Section 15.
Section 16.
Section 17.
Section 18.
Section 19.
Section 20.
ARTICLE III
ARTICLE IV
Section 1.
Section 2.
Section 3.
Section 4.
Section 5.
Section 6.
Section 7.
Section 8.
Section 9.
Section 10.
Section 11.
ARTICLE V
Section 1.
Section 2.
Section 3.
Section 4.
Section 5.
ARTICLE VI
Section 1.
Section 2.
Section 3.
Section 4.
ARTICLE VII
ARTICLE VIII
ARTICLE IX
ARTICLE X
SHAREHOLDERS
Annual Meeting
Special Meetings
Place of Meetings
Notice of Business
Requirement of Notice
Waiver of Notice
Quorum.
Voting and Proxies
Action at Meeting
Action without Meeting by Written Consent.
Record Date
Meetings by Remote Communications
Form of Shareholder Action.
Shareholders List for Meeting.
DIRECTORS
Powers
Nomination; Eligibility to Serve
Number and Election
Vacancies
Change in Size of the Board of Directors
Tenure
Resignation
Removal
Regular Meetings
Special Meetings
Notice
Waiver of Notice
Quorum
Action at Meeting
Action Without Meeting
Telephone Conference Meetings
Committees
Compensation
Standard of Conduct for Directors.
Conflict of Interest.
MANNER OF NOTICE
OFFICERS
Enumeration
Appointment
Qualification
Tenure
Resignation
Removal
Chairman of the Board
President
Treasurer
Secretary
Standards Of Conduct For Officers
PROVISIONS RELATING TO SHARES
Issuance and Consideration
Share Certificates
Uncertificated Shares
Record and Beneficial Owners
Lost or Destroyed Certificates
CORPORATE RECORDS
Records to be Kept.
Inspection of Records by Shareholders.
Scope of Inspection Right.
Inspection of Records by Directors
INDEMNIFICATION
FISCAL YEAR
AMENDMENTS
CONTROL SHARE ACQUISITIONS

ARTICLE I

SHAREHOLDERS

Section 1. Section 2. Section 3. Section 4. Section 5. Section 6. Section 7.	Annual Meeting. The Corporation shall hold an annual
meeting of shareholders at a time fixed by the Directors.
The purposes for which the annual meeting is to be held,
in addition to those prescribed by the Articles of
Organization, shall be for electing directors and for
such other purposes as shall be specified in the notice
for the meeting pursuant to Section 4 of this Article,
and only business within such purposes may be conducted
at the meeting. In the event an annual meeting is not
held at the time fixed in accordance with these Bylaws or
the time for an annual meeting is not fixed in accordance
with these Bylaws to be held within 13 months after the
last annual meeting was held, the Corporation may
designate a special meeting held thereafter as a special
meeting in lieu of the annual meeting, and the meeting
shall have all of the effect of an annual meeting.
Special Meetings. Special meetings of the shareholders
may be called by the President or by the Directors, and
shall be called by the Secretary, or in case of the
death, absence, incapacity or refusal of the Secretary,
by another officer, if the holders of at least 40 per
cent, or such lesser percentage as the Articles of
Organization permit, of all the votes entitled to be cast
on any issue to be considered at the proposed special
meeting sign, date, and deliver to the Secretary one or
more written demands for the meeting describing the
purpose for which it is to be held. Only business within
the purpose or purposes described in the meeting notice
may be conducted at a special shareholders’ meeting.
Place of Meetings. All meetings of shareholders shall be
held at the principal office of the Corporation unless a
different place is fixed by the Board of Directors or the
President and is specified in the notice of the meeting;
provided, however, that all meetings of shareholders
shall be held in the United States.
Notice of Business. At any meeting of the shareholders,
only such business shall be conducted as shall have been
brought before the meeting (a) by or at the direction of
the Board of Directors or (b) by any shareholder of the
Corporation who is a shareholder of record at the time of
giving of the notice provided for in this Section, who
shall be entitled to vote at such meeting and who
complies with the notice procedures set forth in this
Section. For business to be properly brought before a
shareholder meeting by a shareholder, the shareholder
must have given timely notice thereof in writing to the
Secretary. To be timely, a shareholder’s notice must be
delivered to or mailed and received at the principal
executive offices of the Corporation in the case of an
annual meeting not less than 150 days prior to the date
such meeting was held in the prior year, or in the case
of any other meeting no later than the close of business
on the seventh day following the day on which notice of
the date of the meeting was mailed or public disclosure
was made, whichever is earlier. A shareholder’s notice
to the Secretary shall set forth as to each matter the
shareholder proposes to bring before the meeting (a) a
brief description of the business desired to be brought
before the meeting and the reasons for conducting such
business at the meeting, (b) the names and addresses, as
they appear on the Corporation’s books, of the
sharehold er proposing such business and any other
shareholders known by such shareholder to be supporting
such proposal, (c) the class and number of shares of the Corporation which are beneficially owned by the shareholder and any other shareholders known by such
shareholder to be supporting such proposal, and (d) any
material interest of the shareholder in such business.
Notwithstanding anything in these Bylaws to the contrary,
no business shall be conducted at a shareholder meeting
except in accordance with the procedures set forth in
this Section. The Chairman of the meeting shall, if the
facts warrant, determine and declare to the meeting that
business was not properly brought before the meeting and
in accordance with the provisions of the Bylaws, and if
he should so determine, he shall so declare to the
meeting and any such business not properly brought before
the meeting shall not be transacted. Notwithstanding the
foregoing provisions of this Section, a shareholder shall
also comply with all applicable requirements of the
Securities Exchange Act of 1934, as amended, and the
rules and regulations thereunder with respect to the
matters set forth in this Section.
Requirement of Notice. A written notice of the date,
time, and place of each annual and special shareholders’
meeting describing the purposes of the meeting shall be
given to shareholders entitled to vote at the meeting
and, to the extent required by law or the Articles of
Organization, to shareholders not entitled to vote at the
meeting, no fewer than seven nor more than 60 days before
the meeting date. If an annual or special meeting of
shareholders is adjourned to a different date, time or
place, notice need not be given of the new date, time or
place if the new date, time or place, if any, is
announced at the meeting before adjournment. If a new
record date for the adjourned meeting is fixed, however,
notice of the adjourned meeting shall be given under this
Section to persons who are shareholders as of the new
record date. All notices to shareholders shall conform
to the requirements of Article III.
Waiver of Notice. A shareholder may waive any notice
required by law, the Articles of Organization, or these
Bylaws before or after the date and time stated in the
notice. The waiver shall be in writing, be signed by the
shareholder entitled to the notice, and be delivered to
the Corporation for inclusion with the records of the
meeting. A shareholder’s attendance at a meeting: (a)
waives objection to lack of notice or defective notice of
the meeting, unless the shareholder at the beginning of
the meeting objects to holding the meeting or transacting
business at the meeting; and (b) waives objection to
consideration of a particular matter at the meeting that
is not within the purpose or purposes described in the
meeting notice, unless the shareholder objects to
considering the matter when it is presented.
Quorum.

(a) Unless otherwise provided by law, or in the Articles of Organization, these Bylaws or a resolution of the Directors requiring satisfaction of a greater quorum requirement for any voting group, a majority of the votes entitled to be cast on the matter (including shares as to which a nominee has no voting authority) by a voting group constitutes a quorum of that voting group for action on that matter. As used in these Bylaws, a voting group includes all shares of one or more classes or series that, under the Articles of Organization or the Massachusetts Business Corporation Act, as in effect from time to time (the “MBCA”), are entitled to vote and to be counted together collectively on a matter at a meeting of shareholders.

(b) A share once represented for any purpose at a meeting is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless (1) the shareholder attends solely to object to lack of notice, defective notice or the conduct of the meeting on other grounds and does not vote the shares or otherwise consent that they are to be deemed present, or (2) in the case of an adjournment, a new record date is or shall be set for that adjourned meeting.

Section 8. Section 9. Section 10.	Voting and Proxies. Unless the Articles of Organization
provide otherwise, each outstanding share, regardless of
class, is entitled to one vote on each matter voted on
at a shareholders’ meeting. A shareholder may vote his
or her shares in person or may appoint a proxy to vote
or otherwise act for him or her by signing an
appointment form, either personally or by his or her
attorney-in-fact. An appointment of a proxy is
effective when received by the Secretary or other
officer or agent authorized to tabulate votes. Unless
otherwise provided in the appointment form, an
appointment is valid for a period of 11 months from the
date the shareholder signed the form or, if it is
undated, from the date of its receipt by the officer or
agent. An appointment of a proxy is revocable by the
shareholder unless the appointment form conspicuously
states that it is irrevocable and the appointment is
coupled with an interest, as defined in the MBCA. An
appointment made irrevocable is revoked when the
interest with which it is coupled is extinguished. The
death or incapacity of the shareholder appointing a
proxy shall not affect the right of the Corporation to
accept the proxy’s authority unless notice of the death
or incapacity is received by the Secretary or other
officer or agent authorized to tabulate votes before the
proxy exercises his or her authority under the
appointment. A transferee for value of shares subject
to an irrevocable appointment may revoke the appointment
if he or she did not know of its existence when he or
she acquired the shares and the existence of the
irrevocable appointment was not noted conspicuously on
the certificate representing the shares or on the
information statement for shares without certificates.
Subject to the provisions of Section 7.24 of the MBCA
and to any express limitation on the proxy’s authority
appearing on the face of the appointment form, the
Corporation is entitled to accept the proxy’s vote or
other action as that of the shareholder making the
appointment.
Action at Meeting. If a quorum of a voting group
exists, favorable action on a matter, other than the
election of Directors, is taken by a voting group (a) if
it is approved by the affirmative vote of the holders of
shares representing a majority of the votes entitled to
be cast by the voting group on the matter or (b) in the
case of any matter that has been approved by vote of the
Board of Directors taken at a meeting held prior to such
meeting of shareholders, if the votes cast within the
group favoring the action exceed the votes cast opposing
the action, unless, in the case of either (a) or (b), a
greater number of affirmative votes is required by law,
the Articles of Organization, these Bylaws or a
resolution of the Board of Directors. Directors are
elected by a majority of the votes entitled to be cast
in an election of directors by all issued and
outstanding shares. No ballot shall be required for
such election unless requested by a shareholder present
or represented at the meeting and entitled to vote in
the election.
Action without Meeting by Written Consent.

(a) Action taken at a shareholders’ meeting may be taken without a meeting only if the action is taken by all shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents that describe the action taken, are signed by shareholders having the requisite votes, bear the date of the signatures of such shareholders, and are delivered to the Corporation for inclusion with the records of meetings within 60 days of the earliest dated consent delivered to the Corporation as required by this Section. A consent signed under this Section has the effect of a vote at a meeting.

(b) If action is to be taken pursuant to the consent of voting shareholders without a meeting, the Corporation, at least seven days before the action pursuant to the consent is taken, shall give notice, which complies in form with the requirements of Article III, of the action to nonvoting shareholders in any case where such notice would be required by law if the action were to be taken pursuant to a vote by voting shareholders at a meeting. The notice shall contain, or be accompanied by, the same material that would have been required by law to be sent to shareholders in or with the notice of a meeting at which the action would have been submitted to the shareholders for approval.

Section 11.	Record Date. The Directors may fix the record date in
order to determine the shareholders entitled to notice
of a shareholders' meeting, to demand a special meeting,
to vote, or to take any other action. If a record date
for a specific action is not fixed by the Board of
Directors, and is not supplied by law, the record date
shall be the close of business either on the day before
the first notice is sent to shareholders, or, if no
notice is sent, on the day before the meeting or, in the
case of action without a meeting by written consent, the
date the first shareholder signs the consent. A record
date fixed under this Section may not be more than 70
days before the meeting or action requiring a
determination of shareholders. A determination of
shareholders entitled to notice of or to vote at a
shareholders' meeting is effective for any adjournment
of the meeting unless the Board of Directors fixes a new
record date, which it shall do if the meeting is
adjourned to a date more than 120 days after the date
fixed for the original meeting.
Section 12.	Meetings by Remote Communications. Unless otherwise
provided in the Articles of Organization, if authorized
by the Directors, subject to such guidelines and
procedures as the Board of Directors may adopt,
shareholders and proxyholders not physically present at
a meeting of shareholders may, by means of remote
communications: (a) participate in a meeting of
shareholders; and (b) be deemed present in person and
vote at a meeting of shareholders, provided that: (1)
the Corporation shall implement reasonable measures to
verify that each person deemed present and permitted to
vote at the meeting by means of remote communication is
a shareholder or proxyholder; (2) the Corporation shall
implement reasonable measures to provide such
shareholders and proxyholders a reasonable opportunity
to participate in the meeting and to vote on matters
submitted to the shareholders, including an opportunity
to read or hear the proceedings of the meeting
substantially concurrently with such proceedings; and
(3) if any shareholder or proxyholder votes or takes
other action at the meeting by means of remote
communication, a record of such vote or other action
shall be maintained by the Corporation.
Section 13.	Form of Shareholder Action.

(a) Any vote, consent, waiver, proxy appointment or other action by a shareholder or by the proxy or other agent of any shareholder shall be considered given in writing, dated and signed, if, in lieu of any other means permitted by law, it consists of an electronic transmission that sets forth or is delivered with information from which the Corporation can determine (i) that the electronic transmission was transmitted by the shareholder, proxy or agent or by a person authorized to act for the shareholder, proxy or agent; and (ii) the date on which such shareholder, proxy, agent or authorized person transmitted the electronic transmission. The date on which the electronic transmission is transmitted shall be considered to be the date on which it was signed. The electronic transmission shall be considered received by the Corporation if it has been sent to any address specified by the Corporation for the purpose or, if no address has been specified, to the principal office of the Corporation, addressed to the Secretary or other officer or agent having custody of the records of proceedings of shareholders.

(b) Any copy, facsimile or other reliable reproduction of a vote, consent, waiver, proxy appointment or other action by a shareholder or by the proxy or other agent of any shareholder may be substituted or used in lieu of the original writing for any purpose for which the original writing could be used, but the copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

Section 14. Shareholders List for Meeting.

(a) After fixing a record date for a shareholders’ meeting, the Corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of the meeting. The list shall be arranged by voting group, and within each voting group by class or series of shares, and show the address of and number of shares held by each shareholder, but need not include an electronic mail address or other electronic contact information for any shareholder.

(b) The shareholders list shall be available for inspection by any shareholder, beginning two business days after notice is given of the meeting for which the list was prepared and continuing through the meeting: (1) at the Corporation’s principal office or at a place identified in the meeting notice in the city where the meeting will be held; or (2) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting. If the meeting is to be held solely by means of remote communication, the list shall be made available on an electronic network.

(c) A shareholder, his or her agent, or attorney is entitled on written demand to inspect and, subject to the requirements of Section 2(c) of Article VI of these Bylaws, to copy the list, during regular business hours and at his or her expense, during the period it is available for inspection.

(d) The Corporation shall make the shareholders list available at the meeting, and any shareholder or his or her agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

ARTICLE II

DIRECTORS

Section 1. Section 2. Section 3. Section 4. Section 5. Section 6. Section 7. Section 8. Section 9. Section 10. Section 11. Section 12. Section 13. Section 14. Section 15. Section 16. Section 17.	Powers. All corporate power shall be exercised by or
under the authority of, and the business and affairs of
the Corporation shall be managed under the direction of,
its Board of Directors.
Nomination; Eligibility to Serve. Except as otherwise
provided in Section 4 of this Article concerning the
filling of vacancies on the Board of Directors, only
persons who are nominated in accordance with the
procedures set forth in this Section shall be eligible
to serve as Directors. Nominations of persons for
election to the Board of Directors of the Corporation
may be made at a meeting of shareholders (a) by or at
the direction of the Board of Directors or (b) by any
shareholder of the Corporation who is a shareholder of
record at the time of giving of notice provided for in
this Section, who shall be entitled to vote for the
election of Directors at the meeting and who complies
with the notice procedures set forth in this Section.
Such nominations, other than those made by or at the
direction of the Board of Directors, shall be made
pursuant to timely notice in writing to the Secretary.
To be timely, a shareholder’s notice shall be delivered
to or mailed and received at the principal executive
offices of the Corporation not less than 60 days nor
more than 90 days prior to the meeting; provided,
however, that in the event that less than 70 days’
notice or prior public disclosure of the date of the
meeting is given or made to shareholders, notice by the
shareholder to be timely must be so received not later
than the close of business on the seventh day following
the day on which such notice of the date of the meeting
was mailed or such public disclosure was made, whichever
is earlier. Such shareholder’s notice shall set forth
(a) as to each person whom the shareholder proposes to
nominate for election or reelection as a Director, all
information relating to such person that is required to
be disclosed in solicitations of proxies for election of
Directors, or is otherwise required, in each case
pursuant to Regulation 14A under the Securities Exchange
Act of 1934, as amended (including such person’s written
consent to being named in the proxy statement as a
nominee and to serving as a Director if elected), and
(b) as to the shareholder giving the notice, (i) the
names and addresses, as they appear on the Corporation’s
books, of such shareholder and any other shareholders
known by such shareholder to be supporting the election
of the proposed nominee(s) and (ii) the class and number
of shares of the Corporation which are beneficially
owned by such shareholder and any other shareholders
known by such shareholder to be supporting the election
of the proposed nominee(s). At the request of the Board
of Directors, any person nominated by the Board of
Directors for election as a Director shall furnish to
the Secretary that information required to be set forth
in a shareholder’s notice of nomination which pertains
to the nominee. The Chairman of the meeting shall, if
the facts warrant, determine and declare to the meeting
that a nomination was not made in accordance with the
procedures prescribed by the Bylaws, and if he should so
determine, he shall so declare to the meeting and the
defective nomination shall be disregarded ..
Notwithstanding the foregoing provisions of this
Section, a shareholder shall also comply with all
applicable requirements of the Securities Exchange Act
of 1934, as amended, and the rules and regulations
thereunder with respect to the matters set forth in this
Section. Except as otherwise required by law, nothing
in this Section shall obligate the corporation or the
Board of Directors to include in any proxy statement or
other shareholder communication distributed on behalf of
the Corporation or the Board of Directors information
with respect to any nominee for Director submitted by a
shareholder.
Number and Election. The Board of Directors shall
consist of not less than the minimum number of
individuals permitted by law. Except as otherwise
provided in these Bylaws or the Articles of
Organization, the Directors shall be elected by the
shareholders at the annual meeting.
Vacancies. Vacancies and newly created directorships,
whether resulting from an increase in the size of the
Board of Directors, from the death, resignation,
disqualification or removal of a Director or otherwise,
shall be filled solely by the affirmative vote of a
majority of the remaining Directors then in office, even
though less than a quorum of the Board of Directors. A
vacancy that will occur at a specific later date may be
filled before the vacancy occurs but the new Director
may not take office until the vacancy occurs.
Change in Size of the Board of Directors. The number of
Directors may be fixed or changed from time to time by
the Board of Directors.
Tenure. The term of all Directors shall expire at the
first annual shareholders meeting after June 2, 2005.
Thereafter, the term of all Directors shall expire at
the next annual shareholders meeting following their
election. No decrease in the number of Directors
constituting the Board of Directors shall shorten the
term of any incumbent director. The term of a Director
elected to fill a vacancy shall expire at the next
shareholders’ meeting at which Directors are elected.
Despite the expiration of a Director’s term, he or she
shall continue to serve until his or her successor is
elected and qualified or until there is a decrease in
the number of Directors.
Resignation. A Director may resign at any time by
delivering written notice of resignation to the Board of
Directors, its chairman, or to the Corporation. A
resignation is effective when the notice is delivered
unless the notice specifies a later effective date.
Removal. The shareholders may remove one or more
Directors with or without cause. A Director may be
removed for cause by the Directors by a vote of a
majority of the Directors then in office. “Cause” shall
mean only (i) conviction of a felony, (ii) declaration
of unsound mind by order of court, (iii) gross
dereliction of duty, (iv) commission of an action
involving moral turpitude, or (v) commission of an
action which constitutes intentional misconduct or a
knowing violation of law if such action in either event
results both in an improper substantial personal benefit
and a material injury to the Corporation. A Director
may be removed by the shareholders or the Directors only
at a meeting called for the purpose of removing him or
her, and the meeting notice must state that the purpose,
or one of the purposes, of the meeting is removal of the
Director.
Regular Meetings. Regular meetings of the Board of
Directors may be held at such times and places as shall
from time to time b e fixed by the Board of Directors
without notice of the date, time, place or purpose of
the meeting.
Special Meetings. Special meetings of the Board of< BR> Directors may be called by the President, by the
Chairman of the Board, if any, by the Secretary or by
any Director.
Notice. Special meetings of the Board must be preceded
by at least two days’ notice of the date, time and place
of the meeting. The notice need not describe the
purpose of the special meeting. All notices to
directors shall conform to the requirements of Article
III.
Waiver of Notice. A Director may waive any notice
before or after the date and time of the meeting. The
waiver shall be in writing, signed by the Director
entitled to the notice, or in the form of an electronic
transmission by the Director to the Corporation, and
filed with the minutes or corporate records. A
Director’s attendance at or participation in a meeting
waives any required notice to him or her of the meeting
unless the Director at the beginning of the meeting, or
promptly upon his or her arrival, objects to holding the
meeting or transacting business at the meeting and does
not thereafter vote for or assent to action taken at the
meeting.
Quorum. A quorum of the Board of Directors consists of
a majority of the Directors then in office, provided
always that any number of Directors (whether one or more
and whether or not constituting a quorum) constituting a
majority of Directors present at any meeting or at any
adjourned meeting may make any reasonable adjournment
thereof.
Action at Meeting. If a quorum is present when a vote
is taken, the affirmative vote of a majority of
Directors present is the act of the Board of Directors.
A Director who is present at a meeting of the Board of
Directors or a committee of the Board of Directors when
corporate action is taken is considered to have assented
to the action taken unless: (a) he or she objects at
the beginning of the meeting, or promptly upon his or
her arrival, to holding it or transacting business at
the meeting; (b) his or her dissent or abstention from
the action taken is entered in the minutes of the
meeting; or (c) he or she delivers written notice of his
or her dissent or abstention to the presiding officer of
the meeting before its adjournment or to the Corporation
immediately after adjournment of the meeting. The right
of dissent or abstention is not available to a Director
who votes in favor of the action taken.
Action Without Meeting. Any action required or
permitted to be taken by the Directors may be taken
without a meeting if the action is taken by the
unanimous consent of the members of the Board of
Directors. The action must be evidenced by one or more
consents describing the action taken, in writing, signed
by each Director, or delivered to the Corporation by
electronic transmission, to the address specified by the
Corporation for the purpose or, if no address has been
specified, to the principal office of the Corporation,
addressed to the Secretary or other officer or agent
having custody of the records of proceedings of
Directors, and included in the minutes or filed with the
corporate records reflecting the action taken. Action
taken under this Section is effective when the last
Director signs or delivers the consent, unless the
consent specifies a different effective date. A consent
signed or delivered under this Section has the effect of
a meeting vote and may be described as such in any
document.
Telephone Conference Meetings. The Board of Directors
may permit any or all Directors to participate in a
regular or special meeting by, or conduct the meeting
through the use of, any means of communication by which
all Directors participating may simultaneously hear each
other during the meeting. A Director participating in a
meeting by this means is considered to be present in
person at the meeting.
Committees. The Board of Directors may create one or
more committees and appoint members of the Board of
Directors to serve on them. Each committee may have one
or more members, who serve at the pleasure of the Board
of Directors. The creation of a committee and
appointment of members to it must be approved by a
majority of all the Directors in office when the action
is taken. Article III and Sections 11 through 16 of
this Article shall apply to committees and their
members. To the extent specified by the Board of
Directors, each committee may exercise the authority of
the Board of Directors. A committee may not, however:
Section 18. Section 19.	(a) authorize distributions; (b) approve or propose to
shareholders action that the MBCA requires be approved
by shareholders; (c) change the number of the Board of
Directors, remove Directors from office or fill
vacancies on the Board of Directors; (d) amend the
Articles of Organization; (e) adopt, amend or repeal
Bylaws; or (f) authorize or approve reacquisition of
shares, except according to a formula or method
prescribed by the Board of Directors. The creation of,
delegation of authority to, or action by a committee
does not alone constitute compliance by a Director with
the standards of conduct described in Section 19 of this
Article.
Compensation. The Board of Directors may fix the
compensation of Directors.
Standard of Conduct for Directors.

(a) A Director shall discharge his or her duties as a Director, including his or her duties as a member of a committee: (1) in good faith; (2) with the care that a person in a like position would reasonably believe appropriate under similar circumstances; and (3) in a manner the Director reasonably believes to be in the best interests of the Corporation. In determining what the Director reasonably believes to be in the best interests of the Corporation, a Director may consider the interests of the Corporation’s employees, suppliers, creditors and customers, the economy of the state, the region and the nation, community and societal considerations, and the long-term and short-term interests of the Corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the Corporation.

(b) In discharging his or her duties, a Director who does not have knowledge that makes reliance unwarranted is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers or employees of the Corporation whom the Director reasonably believes to be reliable and competent with respect to the information, opinions, reports or statements presented; (2) legal counsel, public accountants, or other persons retained by the Corporation, as to matters involving skills or expertise the Director reasonably believes are matters (i) within the particular person’s professional or expert competence or (ii) as to which the particular person merits confidence; or (3) a committee of the Board of Directors of which the Director is not a member if the Director reasonably believes the committee merits confidence.

(c) A Director is not liable for any action taken as a Director, or any failure to take any action, if he or she performed the duties of his or her office in compliance with this Section.

Section 20. Conflict of Interest.

(a) A conflict of interest transaction is a transaction with the Corporation in which a Director of the Corporation has a material direct or indirect interest. A conflict of interest transaction is not voidable by the Corporation solely because of the Director’s interest in the transaction if any one of the following is true:

(1) the material facts of the transaction and the Director’s interest were disclosed or known to the Board of Directors or a committee of the Board of Directors and the Board of Directors or committee authorized, approved, or ratified the transaction;

(2) the material facts of the transaction and the Director’s interest were disclosed or known to the shareholders entitled to vote and they authorized, approved, or ratified the transaction; or

(3) the transaction was fair to the Corporation.

(b) For purposes of this Section, and without limiting the interests that may create conflict of interest transactions, a Director of the Corporation has an indirect interest in a transaction if: (1) another entity in which he or she has a material financial interest or in which he or she is a general partner is a party to the transaction; or (2) another entity of which he or she is a director, officer, or trustee or in which he or she holds another position is a party to the transaction and the transaction is or should be considered by the Board of Directors of the Corporation.

(c) For purposes of clause (1) of subsection (a), a conflict of interest transaction is authorized, approved, or ratified if it receives the affirmative vote of a majority of the Directors on the Board of Directors (or on the committee) who have no direct or indirect interest in the transaction, but a transaction may not be authorized, approved, or ratified under this Section by a single Director. If a majority of the Directors who have no direct or indirect interest in the transaction vote to authorize, approve, or ratify the transaction, a quorum is present for the purpose of taking action under this Section. The presence of, or a vote cast by, a Director with a direct or indirect interest in the transaction does not affect the validity of any action taken under clause (1) of subsection (a) if the transaction is otherwise authorized, approved, or ratified as provided in that subsection.

(d) For purposes of clause (2) of subsection (a), a conflict of interest transaction is authorized, approved, or ratified if it receives the vote of a majority of the shares entitled to be counted under this subsection. Shares owned by or voted under the control of a Director who has a direct or indirect interest in the transaction, and shares owned by or voted under the control of an entity described in clause (1) of subsection (b), may not be counted in a vote of shareholders to determine whether to authorize, approve, or ratify a conflict of interest transaction under clause (2) of subsection (a). The vote of those shares, however, is counted in determining whether the transaction is approved under other Sections of these Bylaws. A majority of the shares, whether or not present, that are entitled to be counted in a vote on the transaction under this subsection constitutes a quorum for the purpose of taking action under this Section.

ARTICLE III

MANNER OF NOTICE

All notices under these Bylaws shall conform to the following requirements:

(a) Notice shall be in writing unless oral notice is reasonable under the circumstances. Notice by electronic transmission is written notice.

(b) Notice may be communicated in person; by telephone, voice mail, telegraph, teletype, or other electronic means; by mail; by electronic transmission; or by messenger or delivery service. If these forms of personal notice are impracticable, notice may be communicated by a newspaper of general circulation in the area where published; or by radio, television, or other form of public broadcast communication.

(c) Written notice, other than notice by electronic transmission, if in a comprehensible form, is effective upon deposit in the United States mail, if mailed postpaid and correctly addressed to the shareholder’s address shown in the Corporation’s current record of shareholders.

(d) Written notice by electronic transmission, if in comprehensible form, is effective: (1) if by facsimile telecommunication, when directed to a number furnished by the shareholder for the purpose; (2) if by electronic mail, when directed to an electronic mail address furnished by the shareholder for the purpose; (3) if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, directed to an electronic mail address furnished by the shareholder for the purpose, upon the later of (i) such posting and (ii) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the shareholder in such manner as the shareholder shall have specified to the Corporation. An affidavit of the Secretary or an Assistant Secretary of the Corporation, the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(e) Except as provided in subsection (c), written notice, other than notice by electronic transmission, if in a comprehensible form, is effective at the earliest of the following: (1) when received; (2) five days after its deposit in the United States mail, if mailed postpaid and correctly addressed; (3) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested; or if sent by messenger or delivery service, on the date shown on the return receipt signed by or on behalf of the addressee; or (4) on the date of publication if notice by publication is permitted.

(f) Oral notice is effective when communicated if communicated in a comprehensible manner.

ARTICLE IV

OFFICERS

Section 1. Section 2. Section 3. Section 4. Section 5. Section 6. Section 7. Section 8. Section 9. Section 10. Section 11.	Enumeration. The Corporation shall have a President, a
Treasurer, a Secretary and such other officers as may be
appointed by the Board of Directors from time to time in
accordance with these Bylaws. The Board may appoint one
of its members to the office of Chairman of the Board
and from time to time define the powers and duties of
that office notwithstanding any other provisions of
these Bylaws.
Appointment. The officers shall be appointed by the
Board of Directors. A duly appointed officer may
appoint one or more officers or assistant officers if
authorized by the Board of Directors. Each officer has
the authority and shall perform the duties set forth in
these Bylaws or, to the extent consistent with these
Bylaws, the duties prescribed by the Board of Directors
or by direction of an officer authorized by the Board of
Directors to prescribe the duties of other officers.
Qualification. The same individual may simultaneously
hold more than one office in the Corporation.
Tenure. Officers shall hold office until the first
meeting of the Directors following the next annual
meeting of shareholders after their appointment and
until their respective successors are duly appointed,
unless a shorter or longer term is specified in the vote
appointing them. The appointment of an officer shall
not itself create contract rights. An officer’s removal
shall not affect the officer’s contract rights, if any,
with the Corporation. No contract right shall impair
the right of the Board of Directors to remove any
officer at any time in accordance with Section 6 of this
Article.
Resignation. An officer may resign at any time by
delivering notice of the resignation to the Corporation.
A resignation is effective when the notice is delivered
unless the notice specifies a later effective date. If
a resignation is made effective at a later date and the
Corporation accepts the future effective date, the Board
of Directors may fill the pending vacancy before the
effective date if the Board of Directors provides that
the successor shall not take office until the effective
date. An officer’s resignation shall not affect the
Corporation’s contract rights, if any, with the officer.
Removal. The Board of Directors may remove any officer
at any time with or without cause.
Chairman of the Board. The chairman of the Board of
Directors, if there be one, shall, when present, preside
at all meetings of the Board of Directors and at all
meetings of the shareholders.
President. The President shall be the chief executive
officer of the Corporation except as the Board of
Directors may otherwise provide. The President shall
perform such duties and have such powers additional to
the foregoing as the Directors shall designate.
Treasurer. The Treasurer shall, subject to the
direction of the Directors, have general charge of the
financial affairs of the Corporation and shall cause to
be kept accurate books of accounts. He or she shall
have custody of all funds, securities, and valuable
documents of the Corporation, except as the Directors
may otherwise provide. The Treasurer shall perform such
duties and have such powers additional to the foregoing
as the Directors may designate.
Secretary. The Secretary shall have responsibility for
prepari ng minutes of the Directors’ and shareholders’
meetings and for authenticating records of the
Corporation. The Secretary shall perform such duties

ARTICLE V

PROVISIONS RELATING TO SHARES

Section 1. Section 2. Section 3. Section 4. Section 5.	Issuance and Consideration. The Board of Directors may
issue the number of shares of each class or series
authorized by the Articles of Organization. The Board of
Directors may authorize shares to be issued for
consideration consisting of any tangible or intangible
property or benefit to the Corporation, including cash,
promissory notes, services performed, contracts for
services to be performed, or other securities of the
Corporation. Before the Corporation issues shares, the
Board of Directors shall determine that the consideration
received or to be received for shares to be issued is
adequate. The Board of Directors shall determine the
terms upon which the rights, options, or warrants for the
purchase of shares or other securities of the Corporation
are issued and the terms, including the consideration,
for which the shares or other securities are to be
issued.
Share Certificates. If shares are represented by
certificates, at a minimum each share certificate shall
state on its face: (a) the name of the Corporation and
that it is organized under the laws of The Commonwealth
of Massachusetts; (b) the name of the person to whom
issued; and (c) the number and class of shares and the
designation of the series, if any, the certificate
represents. If different classes of shares or different
series within a class are authorized, then the variations
in rights, preferences and limitations applicable to each
class and series, and the authority of the Board of
Directors to determine variations for any future class or
series, must be summarized on the front or back of each
certificate. Alternatively, each certificate may state
conspicuously on its front or back that the Corporation
will furnish the shareholder this information on request
in writing and without charge. Each share certificate
shall be signed, either manually or in facsimile, by the
President or a Vice President and by the Treasurer or an
Assistant Treasurer, or any two officers designated by
the Board of Directors, and shall bear the corporate seal
or its facsimile. If the person who signed, either
manually or in facsimile, a share certificate no longer
holds office when the certificate is issued, the
certificate shall be nevertheless valid.
Uncertificated Shares. The Board of Directors may
authorize the issue of some or all of the shares of any
or all of the Corporation’s classes or series without
certificates. The authorization shall not affect shares
already represented by certificates until they are
surrendered to the Corporation. Within a reasonable time
after the issue or transfer of shares without
certificates, the Corporation shall send the shareholder
a written statement of the information required by the
MBCA to be on certificates.
Record and Beneficial Owners. The Corporation shall be
entitled to treat as the shareholder the person in whose
name shares are registered in the records of the
Corporation or, if the Board of Directors has established
a procedure by which the beneficial owner of shares that
are registered in the name of a nominee will be
recognized by the Corporation as a shareholder, the
beneficial owner of shares to the extent of the rights
granted by a nominee certificate on file with the
Corporation.
Lost or Destroyed Certificates. The Board of Directors
of the Corporation may, subject to Massachusetts General
Laws, Chapter 106, Section 8-405, determine the
c onditions upon which a new share certificate may be
issued in place of any certificate alleged to have been
lost, destroyed, or wrongfully taken. The Board of

ARTICLE VI

CORPORATE RECORDS

Section 1. Records to be Kept.

(a) The Corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the Corporation. The Corporation shall maintain appropriate accounting records. The Corporation or its agent shall maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each. The Corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

(b) The Corporation shall keep within The Commonwealth of Massachusetts a copy of the following records at its principal office or an office of its transfer agent or of its Secretary or Assistant Secretary or of its registered agent:

(i) its Articles or Restated Articles of Organization and all amendments to them currently in effect;

(ii) its Bylaws or restated Bylaws and all amendments to them currently in effect;

(iii) resolutions adopted by its Board of Directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

(iv) the minutes of all shareholders’ meetings, and records of all action taken by shareholders without a meeting, for the past three years;

(v) all written communications to shareholders generally within the past three years, including the financial statements furnished under Section 16.20 of the MBCA for the past three years;

(vi) a list of the names and business addresses of its current Directors and officers; and

(vii) its most recent annual report delivered to the Massachusetts Secretary of State.

Section 2. Inspection of Records by Shareholders.

(a) A shareholder is entitled to inspect and copy, during regular business hours at the office where they are maintained pursuant to Section 1(b) of this Article, copies of any of the records of the Corporation described in said Section if he or she gives the Corporation written notice of his or her demand at least five business days before the date on which he or she wishes to inspect and copy.

(b) A shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the Corporation if the shareholder meets the requirements of subsection (c) and gives the Corporation written notice of his or her demand at least five business days before the date on which he or she wishes to inspect and copy:

(1) excerpts from minutes reflecting action taken at any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or Board of Directors without a meeting, to the extent not subject to inspection under subsection (a) of this Section;

(2) accounting records of the Corporation, but if the financial statements of the Corporation are audited by a certified public accountant, inspection shall be limited to the financial statements and the supporting schedules reasonably necessary to verify any line item on those statements; and

(3) the record of shareholders described in Section 1(a) of this Article.

(c) A shareholder may inspect and copy the records described in subsection (b) only if:

(1) his or her demand is made in good faith and for a proper purpose;

(2) he or she describes with reasonable particularity his or her purpose and the records he or she desires to inspect;

(3) the records are directly connected with his or her purpose; and

(4) the Corporation shall not have determined in good faith that disclosure of the records sought would adversely affect the Corporation in the conduct of its business or, in the case of a public corporation, constitute material non-public information at the time when the shareholder’s notice of demand to inspect and copy is received by the Corporation.

(d) For purposes of this Section, “shareholder” includes a beneficial owner whose shares are held in a voting trust or by a nominee on his or her behalf.

Section 3. Scope of Inspection Right.

(a) A shareholder’s agent or attorney has the same inspection and copying rights as the shareholder represented.

(b) The Corporation may, if reasonable, satisfy the right of a shareholder to copy records under Section 2 of this Article by furnishing to the shareholder copies by photocopy or other means chosen by the Corporation including copies furnished through an electronic transmission.

(c) The Corporation may impose a reasonable charge, covering the costs of labor, material, transmission and delivery, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production, reproduction, transmission or delivery of the records.

(d) The Corporation may comply at its expense, with a shareholder’s demand to inspect the record of shareholders under Section 2(b)(3) of this Article by providing the shareholder with a list of shareholders that was compiled no earlier than the date of the shareholder’s demand.

(e) The Corporation may impose reasonable restrictions on the use or distribution of records by the demanding shareholder.

Section 4. Inspection of Records by Directors. A Director is entitled to inspect and copy the books, records and documents of the Corporation at any reasonable time to the extent reasonably related to the performance of the Director’s duties as a Director, including duties as a member of a committee, but not for any other purpose or in any manner that would violate any duty to the Corporation.

ARTICLE VII

INDEMNIFICATION

(a) Each Director, officer, employee and other agent of the Corporation, and any person who, at the request of the Corporation, serves as a director, officer, employee or other agent of another organization in which the Corporation directly or indirectly owns shares or of which it is a creditor shall be indemnified by the Corporation against any cost, expense (including attorneys’ fees), judgment, liability and/or amount paid in settlement reasonably incurred by or imposed upon him, in connection with any action, suit or proceeding (including any proceeding before any administrative or legislative body or agency), which he may be made a party to or otherwise involved with or with which he shall be threatened, by reason of his being, or related to his status as, a Director, officer, employee or other agent of the Corporation or of any other organization in which the Corporation directly or indirectly owns shares or of which the Corporation is a creditor, which other organization he serves or has served as director, officer, employee or other agent at the request of the Corporation (whether or not he continues to be an officer, Director, employee or other agent of the Corporation or such other organization at the time such action, suit or proceeding is brought or threatened), unless such indemnification is prohibited by the MBCA. The foregoing right of indemnification shall be in addition to any rights to which any such person may otherwise be entitled and shall inure to the benefit of the executors or administrators of each such person. The Corporation may pay the expenses incurred by any such person in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit, or proceeding, upon receipt of an undertaking by such person to repay such payment if it is determined that such person is not entitled to indemnification hereunder.

(b) The Board of Directors may, without shareholder approval, authorize the Corporation to enter into agreements, including any amendments or modifications thereto, with any of its Directors, officers or other persons described in paragraph (a) above providing for indemnification of such persons to the maximum extent permitted under applicable law and the Corporation’s Articles of Organization and these Bylaws.

ARTICLE VIII

FISCAL YEAR

The fiscal year of the Corporation shall be the year ending with December 31 in each year.

ARTICLE IX

AMENDMENTS

(a) The power to make, amend or repeal these Bylaws shall be in the shareholders. If authorized by the Articles of Organization, the Board of Directors may also make, amend or repeal these Bylaws in whole or in part, except with respect to any provision thereof which by virtue of an express provision in the MBCA, the Articles of Organization, or these Bylaws, requires action by the shareholders.

(b) Not later than the time of giving notice of the meeting of shareholders next following the making, amending or repealing by the Board of Directors of any Bylaw, notice stating the substance of the action taken by the Board of Directors shall be given to all shareholders entitled to vote on amending the Bylaws. Any action taken by the Board of Directors with respect to the Bylaws may be amended or repealed by the shareholders.

(c) Approval of an amendment to the Bylaws that changes or deletes a quorum or voting requirement for action by shareholders must satisfy both the applicable quorum and voting requirements for action by shareholders with respect to amendment of these Bylaws and also the particular quorum and voting requirements sought to be changed or deleted.

(d) A Bylaw dealing with quorum or voting requirements for shareholders, including additional voting groups, may not be adopted, amended or repealed by the Board of Directors.

(e) A Bylaw that fixes a greater or lesser quorum requirement for action by the Board of Directors, or a greater voting requirement, than provided for by the MBCA may be amended or repealed by the shareholders, or by the Board of Directors if authorized pursuant to subsection (a).

(f) If the Board of Directors is authorized to amend the Bylaws, approval by the Board of Directors of an amendment to the Bylaws that changes or deletes a quorum or voting requirement for action by the Board of Directors must satisfy both the applicable quorum and voting requirements for action by the Board of Directors with respect to amendment of the Bylaws, and also the particular quorum and voting requirements sought to be changed or deleted.

ARTICLE X

CONTROL SHARE ACQUISITIONS

The provisions of Chapter 110D of the Massachusetts General Laws with respect to the regulation of control share acquisitions shall not apply to the Corporation.